UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 21, 2005
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-6799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index - Page 3

Item 2.02  Results of Operations and Financial Condition.

Item 8.01  Other Events.

On December 21, 2005, The Hershey Company (the “Company”) announced that it intends to begin expensing employee stock options and other share-based compensation pursuant to the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (Revised 2004), Share−Based Payment, under the modified retrospective method effective in the fourth quarter of 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1	Press release dated December 21, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 21, 2005

THE HERSHEY COMPANY
By: /s/ David J. West
David J. West Senior Vice President, Chief Financial Officer

Exhibit Index - Page 3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 21, 2005

Exhibit Index - Page 3